UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 19, 2010

IMS HEALTH INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	No. 001-14049	No. 06-1506026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Main Avenue, Norwalk, Connecticut 06851

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 845-5200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement and Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Effective February 22, 2010, IMS Health Incorporated (the “Company”) entered into an amendment to its Master Note Purchase Agreement, among the Company and the purchasers party thereto, dated as of April 27, 2006, as supplemented by the First Supplement to Master Note Purchase Agreement dated as of February 6, 2008 (the “IMS Health Note Purchase Agreement”). Pursuant to this amendment, the Company has agreed to prepay in full $150,000,000 principal amount of its 5.55% Senior Notes, Series 2006-A, due April 27, 2016, $105,000,000 principal amount of its 5.58% Senior Notes, Series 2008-A, Tranche 1, due February 6, 2015 and $135,000,000 principal amount of its 5.99% Senior Notes, Series 2008-A, Tranche 2, due February 6, 2018 (collectively, the “IMS Health Notes”) issued under the IMS Health Note Purchase Agreement on or before the first business day following the closing of (i) the merger (the “Merger”) of Healthcare Technology Acquisition, Inc. (“Merger Sub”), a wholly owned subsidiary of Healthcare Technology Holdings, Inc. (“Parent”), with and into the Company pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated November 5, 2009, as it may be amended from time to time, by and among the Company, Parent and Merger Sub (the “Merger”) and (ii) the refinancing of the Company’s existing indebtedness in connection with the Merger pursuant to a $2,000,000,000 senior secured term loan facility, a $275,000,000 senior secured revolving credit facility and $1,000,000,000 principal amount of senior unsecured notes (the “Refinancing,” and together with the Merger, the “Transactions”), which is expected to occur by the end of February 2010. In addition to the prepayment of the principal amount of the IMS Health Notes, the Company will pay the accrued and unpaid interest on the IMS Health Notes to the date of the prepayment and a “make-whole amount” in respect of the IMS Health Notes, calculated in accordance with the terms of the IMS Health Note Purchase Agreement.

A copy of the Limited Waiver and First Amendment to Master Note Purchase Agreement, among the Company and the purchasers party thereto, dated as of February 22, 2010 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On February 22, 2010, the Company and IMS Japan K.K., a subsidiary of the Company (“IMS Japan”), entered into an amendment to the Master Note Purchase Agreement, among IMS Japan, the Company and the purchasers party thereto, dated as of January 27, 2006 (the “IMS Japan Note Purchase Agreement”). Pursuant to this amendment, IMS Japan has agreed to prepay in full ¥34,395,000,000 principal amount of its 1.70% Guaranteed Senior Notes, Series 2006-A, due January 27, 2013 (the “IMS Japan Notes”) issued under the IMS Japan Note Purchase Agreement on or before the third business day following the closing of Transactions, which is expected to occur by the end of February 2010. In addition to the prepayment of the principal amount of the IMS Japan Notes, IMS Japan will pay the accrued and unpaid interest on the IMS Japan Notes to the date of the prepayment and a “make-whole amount” in respect of the IMS Japan Notes, calculated in accordance with the terms of the IMS Japan Note Purchase Agreement.

A copy of the Limited Waiver and First Amendment to Master Note Purchase Agreement, among IMS Japan, the Company and the purchasers party thereto, dated as of February 22, 2010 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 8.01.	Other Events.

On February 19, 2010, the Company issued a press release regarding the anticipated closing date of the Merger.

A copy of the press release issued by the Company regarding the anticipated closing date of the Merger is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Limited Waiver and First Amendment to Master Note Purchase Agreement, among the Company and the purchasers party thereto, dated as of February 22, 2010

99.2	Limited Waiver and First Amendment to Master Note Purchase Agreement, among IMS Japan, the Company and the purchasers party thereto, dated as of February 22, 2010

99.3	Press Release dated February 19, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMS HEALTH INCORPORATED
(Registrant)

	By:	/s/ Harvey A. Ashman
	Name:	Harvey A. Ashman
	Title:	Senior Vice President, General Counsel and External Affairs
Date: February 24, 2010

EXHIBIT INDEX

Exhibit Number	Description

99.1	Limited Waiver and First Amendment to Master Note Purchase Agreement, among the Company and the purchasers party thereto, dated as of February 22, 2010

99.2	Limited Waiver and First Amendment to Master Note Purchase Agreement, among IMS Japan, the Company and the purchasers party thereto, dated as of February 22, 2010

99.3	Press Release dated February 19, 2010